Supplement to the
Fidelity® Sustainable U.S. Equity ETF
November 29, 2024
Summary Prospectus

On October 15, 2025, the Board of Trustees of Fidelity Covington Trust (the "Board") approved a plan of liquidation for Fidelity® Sustainable U.S. Equity ETF (the "fund"). Following Board approval, all or a portion of the fund will likely not be invested in accordance with its investment objective, and fund assets will be managed to provide for sufficient liquidity prior to liquidation. The fund is expected to liquidate on or about November 20, 2025 (the "Liquidation Date").
Suspension of Trading and Creation Orders. After the close of business on November 13, 2025, the fund will no longer accept creation orders. This is also expected to be the last day of trading of shares of the fund on the NYSE Arca, Inc. ("NYSE"). Shareholders may sell their fund shares on NYSE until market close on November 13, 2025, at which point the fund's shares will no longer trade on NYSE. A sale of fund shares will generally be taxable to shareholders who do not hold their shares through a tax-advantaged account. During the time between market close on November 13, 2025, and the Liquidation Date, shareholders will be unable to dispose of their shares on NYSE and there may not be a trading market for the fund's shares.
Liquidation of Assets. The fund will likely deviate from its investment objective and policies with respect to all or a portion of its assets as it prepares to liquidate and distribute its assets to its shareholders. It is anticipated that the fund's portfolio will be positioned into cash, cash equivalents or other liquid assets on or prior to the Liquidation Date. The liquidation of the fund's portfolio may result in portfolio transaction costs, which will be borne by the fund and its shareholders. In connection with the liquidation, all outstanding shares of the fund on the Liquidation Date will be automatically redeemed by the fund. Each shareholder of record of the fund on the Liquidation Date will receive proceeds equal to the aggregate net asset value of their full and fractional shares at the time of liquidation. The fund may or may not (depending on its circumstances) pay one or more distributions prior to the liquidation, which generally will be taxable to shareholders who do not hold their shares through a tax-advantaged account. Any income and net realized capital gains of the fund that are not distributed prior to the liquidation will be included in the proceeds that shareholders receive in the liquidation. The total proceeds received by a shareholder may be in an amount that is greater or less than the amount a shareholder might receive if they dispose of their shares on NYSE prior to market close on November 13, 2025. Unless shares of the fund are held in a tax-advantaged account, distribution of liquidation proceeds to shareholders may result in a taxable event for shareholders, depending on their individual circumstances. Any liquidation proceeds paid to shareholders should generally be treated as received in exchange for their shares and will therefore generally give rise to a capital gain or loss depending on their basis in the shares. Shareholders should consult their own tax advisors about any tax liability resulting from the receipt of liquidation proceeds and the tax consequences of the liquidation more generally.
Effective June 13, 2025, Nidhi Gupta no longer serves as Lead Portfolio Manager of the fund.
Effective June 13, 2025, Michael Robertson no longer serves as Co-Portfolio Manager of the fund.
The following information supplements information found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.
Michael Kim (Co-Portfolio Manager) has managed the fund since 2025.
Preeti Sayana (Co-Portfolio Manager) has managed the fund since 2025.
The following information replaces similar information found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.
The fund is jointly and primarily managed by the team of Nicole Connolly (Co-Lead Portfolio Manager), Nidhi Gupta (Co-Lead Portfolio Manager), and Michael Robertson (Co-Portfolio Manager), each of whom has managed the fund since 2021 (Ms. Gupta since 2024).
Ms. Connolly and Ms. Gupta develop the investment strategy for the fund in conjunction with Mr. Robertson. Ms. Connolly and Ms. Gupta are not responsible for the operational implementation of the strategy. Mr. Robertson is responsible for the operational implementation of the strategy.
It is expected that Ms. Connolly will retire on or about December 31, 2024. At that time, she will no longer serve as Co-Lead Portfolio Manager of Fidelity® Sustainable U.S. Equity ETF and Ms. Gupta will assume sole Lead Portfolio Manager responsibilities.
SUE-SUSTK-1025-104 1.9905036.104	October 16, 2025